UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report: (Date of earliest event reported) June 9, 2006

RF INDUSTRIES, LTD.
(Name of small business issuer in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000,
San Diego, California 92126-4202
(Address of Principal Executive Offices)

(858) 549-6340
(Registrant’s Telephone Number)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 9, 2006, by the unanimous consent of the Directors of RF Industries, Ltd., the registrant amended Section 2.8 of its Bylaws to conform to Section 78.320 of the Nevada Revised Statutes Annotated. As revised, Section 2.8 of the Bylaws now reads as follows:

2.8       Shareholder Vote Required. When a quorum is present at any meeting, action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless the matter is one upon which, by express provisions of the statutes of Nevada or the Articles of Incorporation, a different vote is required, in which case such express provision shall govern and control.

The amendment to the Bylaws was effective as of June 9, 2006.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 14, 2006 announcing to the financial results for the second fiscal quarter ending April 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2006
By:/s/ Howard Hill Howard Hill President, Chief Executive Officer